UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 7, 2021
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 7, 2021, Fox Factory Holding Corp. (the “Company”) entered into the Fox Factory Holding Corp. Deferred Compensation Plan (the “Plan”) with an effective date as of June 30, 2021. The Company intends that the Plan will be an unfunded deferred compensation plan maintained for the exclusive benefit of the participants, who will constitute a select group of management, employees and non-employee directors (the “Participants”). The Plan will be administered by a plan committee (the “Plan Committee”) as appointed by the Company’s compensation committee (the “Compensation Committee”). The Plan is intended to comply with Section 409A of the Code and will be unfunded for tax purposes and for purposes of Title I of ERISA.
Participants may defer receipt of the Participant’s base salary and bonus compensation, or director fees, as the case may be, subject to any minimum or maximum amounts to be established by the Plan Committee; and Participants will be 100% vested at all times in these deferral accounts. The Company may, in its sole discretion, provide discretionary credits to Participants’ deferral accounts that will vest in accordance with the vesting schedule set by the Plan Committee; provided, however, that 100% of any such discretionary credits will immediately vest upon a change in control. Amounts deferred under the Plan will be credited with investment returns based on deemed investment options determined by the Plan Administrator from time to time.
In connection with the Plan, the Company authorized the establishment of a grantor trust, known as a “rabbi trust,” for the purpose of accumulating assets from which the Plan’s liabilities may be paid to the Participants. Assets set aside in the rabbi trust remain subject to the claims of creditors of the Company. Participants are unsecured general creditors of the Company with respect to benefits under the Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 11, 2021	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer